Exhibit 99.1

NEWS RELEASE

CONTACT:	Gary S. Maier
Maier & Company, Inc.
(310) 471-1288

MOTORCAR PARTS OF AMERICA REPORTS FISCAL 2016 THIRD QUARTER AND NINE-MONTH RESULTS

-- Strong Momentum Continues; Business Outlook Remains Favorable --

LOS ANGELES, CA – February 9, 2016 – Motorcar Parts of America, Inc. (Nasdaq: MPAA) today reported results for its fiscal 2016 third quarter and nine months – reflecting record sales and profitability for a quarter, supported by strong growth across all product categories.

Net sales for the fiscal 2016 third quarter increased 11.9 percent to $94.0 million from $84.0 million for the same period a year earlier. The company’s sales performance for the fiscal 2016 third quarter reflects continued strength of its rotating electrical and wheel hub business, as well as increased contributions from the company’s emerging master cylinder product line.  The company’s sales and profit performance for the prior fiscal 2015 third quarter reflects the benefits of recognizing net core revenue of $12.6 million that was previously deferred.

Net income for the fiscal 2016 third quarter was $7.7 million, or $0.41 per diluted share, compared with net income of $2.9 million, or $0.16 per diluted share, a year ago.

Adjusted net income for the fiscal 2016 third quarter increased 23.5 percent to $9.9 million, or $0.52 per diluted share, from $8.0 million, or $0.43 per diluted share, in the same period a year earlier – as noted in the Reconciliation of Non-GAAP Financial Measures tables below.

Gross profit for the fiscal 2016 third quarter increased 18.3 percent to $28.9 million from $24.4 million a year earlier.  Gross profit as a percentage of sales for the fiscal 2016 second quarter was 30.7 percent compared with 29.1 percent a year earlier.  Gross margin benefited from better overhead absorption, including favorable purchasing and production metrics.

Adjusted gross profit was $29.7 million compared with $25.3 million a year ago.  Adjusted gross profit as a percentage of sales for the three months was 31.5 percent compared with 29.7 percent a year earlier.

Net sales for the fiscal 2016 nine-month period increased 24.7 percent to $271.5 million from $217.8 million for the same period a year earlier.  Adjusted for certain customer allowances for new business, net sales were $282.4 million compared with $229.8 million in the same nine-month period a year earlier.  As noted above, the company’s sales and profit performance for the prior year period reflects the benefits of recognizing net core revenue of $12.6 million that was previously deferred.

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Motorcar Parts of America, Inc.
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Net income for the fiscal 2016 nine-month period was $8.3 million or $0.44 per diluted share, compared with net income of $8.4 million, or $0.49 per diluted share, a year ago.  Results for the fiscal 2016 nine-month period reflect the impact of a one-time $9.3 million expense for the company’s litigation settlement, net of insurance recoveries, in the June 2013 bankruptcy cases relating to discontinued subsidiaries, which was partially offset by a $5.8 million gain in connection with a separate litigation settlement related to discontinued subsidiaries.

Adjusted net income for the fiscal 2016 nine-month period increased 31.2 percent to $30.1 million, or $1.59 per diluted share, from $22.9 million, or $1.33 per diluted share, in the same period a year earlier – as noted in the Reconciliation of Non-GAAP Financial Measures tables below.

Gross profit for the fiscal 2016 nine-month period increased 26.5 percent to $76.7 million from $60.7 million a year ago. Gross profit as a percentage of sales for the same period was 28.3 percent compared with 27.9 percent a year earlier.

Adjusted gross profit was $87.8 million compared with $72.9 million last year.  Adjusted gross profit as a percentage of sales for the nine months was 31.1 percent compared with 31.7 percent a year earlier.

 “Results for the fiscal 2016 third quarter reflect continued strength across all product lines – supported by an aging vehicle population, increased miles driven, positive operating synergies and product line expansion.  As always, our growth and success are attributable to the dedication of our entire team and their daily commitment to excellence, customer service and the company,” said Selwyn Joffe, chairman, president and chief executive officer of Motorcar Parts of America.

Use of Non-GAAP Measures

Adjusted net sales, adjusted net income (loss), adjusted EBITDA, adjusted gross profit and adjusted gross profit margin are not measures of financial performance under GAAP, and should not be considered as alternatives to net sales, net income (loss), EBITDA, income from operations, gross profit or gross profit margin as a measure of financial performance.  Adjusted net sales, adjusted net income (loss), adjusted EBITDA, adjusted gross profit and adjusted gross profit margin have significant limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the company’s results as reported under GAAP.  For a reconciliation of adjusted net sales, adjusted net income (loss), adjusted EBITDA, adjusted gross profit and adjusted gross profit margin to their corresponding GAAP measures, see the financial tables included in this press release.

Teleconference and Web Cast

Selwyn Joffe, chairman, president and chief executive officer, and David Lee, chief financial officer, will host an investor conference call today at 6:30 a.m. Pacific time to discuss the company’s financial results and operations.

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The call will be open to all interested investors either through a live audio Web broadcast at www.motorcarparts.com or live by calling (877)-776-4016 (domestic) or (973)-638-3231 (international).  For those who are not available to listen to the live broadcast, the call will be archived for seven days on Motorcar Parts of America’s website www.motorcarparts.com.  A telephone playback of the conference call will also be available from approximately 9:30 a.m. Pacific time today through 8:59 p.m. Pacific time on Tuesday, February 16, 2016 by calling (855)-859-2056 (domestic) or (404)-537-3406 (international) and using access code: 37132427.

About Motorcar Parts of America, Inc.

Motorcar Parts of America is a remanufacturer, manufacturer and distributor of automotive aftermarket parts -- including alternators, starters, wheel hub assembly products and brake master cylinders utilized in imported and domestic passenger vehicles, light trucks and heavy duty applications. Motorcar Parts of America’s products are sold to automotive retail outlets and the professional repair market throughout the United States and Canada, with facilities located in California, Mexico, Malaysia and China, and administrative offices located in California, Tennessee, Mexico, Singapore, Malaysia and Toronto.  Additional information is available at www.motorcarparts.com.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the company’s current expectations and beliefs concerning future developments and their potential effects on the company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the company) and are subject to change based upon various factors.  Reference is also made to the Risk Factors set forth in the company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (SEC) in June 2015 and in its Forms 10-Q filed with the SEC for additional risks and uncertainties facing the company. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

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(Financial tables follow)

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Statements of Income
(Unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2015	2014	2015	2014

Net sales	$94,022,000	$83,992,000	$271,527,000	$217,807,000
Cost of goods sold	65,123,000	59,564,000	194,817,000	157,143,000
Gross profit	28,899,000	24,428,000	76,710,000	60,664,000
Operating expenses:
General and administrative	8,802,000	12,628,000	38,381,000	27,832,000
Sales and marketing	2,671,000	2,281,000	7,583,000	5,944,000
Research and development	711,000	601,000	2,093,000	1,662,000
Total operating expenses	12,184,000	15,510,000	48,057,000	35,438,000
Operating income	16,715,000	8,918,000	28,653,000	25,226,000
Interest expense, net	2,516,000	3,165,000	13,566,000	9,917,000
Income before income tax expense	14,199,000	5,753,000	15,087,000	15,309,000
Income tax expense	6,451,000	2,826,000	6,821,000	6,958,000

Net income	$7,748,000	$2,927,000	$8,266,000	$8,351,000
Basic net income per share	$0.42	$0.16	$0.45	$0.51
Diluted net income per share	$0.41	$0.16	$0.44	$0.49
Weighted average number of shares outstanding:
Basic	18,319,531	17,921,682	18,180,039	16,331,168
Diluted	19,095,704	18,822,664	18,981,421	17,206,069

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Balance Sheets

	December 31, 2015	March 31, 2015
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$13,701,000	$61,230,000
Short-term investments	1,510,000	699,000
Accounts receivable — net	1,536,000	24,799,000
Inventory —net	58,501,000	56,829,000
Inventory unreturned	10,648,000	7,833,000
Deferred income taxes	23,433,000	22,998,000
Prepaid expenses and other current assets	6,263,000	7,407,000
Total current assets	115,592,000	181,795,000
Plant and equipment — net	15,143,000	12,535,000
Long-term core inventory — net	236,201,000	188,950,000
Long-term core inventory deposits	5,569,000	31,571,000
Long-term deferred income taxes	243,000	261,000
Goodwill	2,053,000	-
Intangible assets — net	4,718,000	2,574,000
Other assets	3,536,000	3,195,000
TOTAL ASSETS	$383,055,000	$420,881,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$61,992,000	$61,893,000
Accrued liabilities	8,649,000	10,096,000
Customer finished goods returns accrual…	23,358,000	19,678,000
Accrued core payment	8,946,000	13,190,000
Revolving loan	7,000,000	-
Other current liabilities	3,744,000	2,471,000
Current portion of term loan	3,067,000	7,733,000
Total current liabilities	116,756,000	115,061,000
Term loan, less current portion	20,738,000	71,489,000
Long-term accrued core payment	19,794,000	23,880,000
Other liabilities	22,480,000	20,248,000
Total liabilities	179,768,000	230,678,000
Commitments and contingencies
Shareholders' equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued	-	-
Series A junior participating preferred stock; par value $.01 per share, 20,000 shares authorized; none issued	-	-
Common stock; par value $.01 per share, 50,000,000 shares authorized; 18,326,985 and 17,974,598 shares issued and outstanding at December 31, 2015 and March 31, 2015, respectively	183,000	180,000
Additional paid-in capital	198,306,000	191,279,000
Accumulated other comprehensive loss	(4,730,000)	(2,518,000)
Retained earnings	9,528,000	1,262,000
Total shareholders' equity	203,287,000	190,203,000
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$383,055,000	$420,881,000

Reconciliation of Non-GAAP Financial Measures

To supplement the consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company has included the following non-GAAP adjusted financial measures in this press release and in the webcast to discuss the Company's financial results for the three and nine months ended December 31, 2015 and 2014. Each of these non-GAAP adjusted financial measures is adjusted from results based on GAAP to exclude certain expenses and gains.  Among other things, the Company uses such non-GAAP adjusted financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its business.

These non-GAAP adjusted financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP adjusted financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Income statement information for the three and nine months ended December 31, 2015 and 2014 are as follows:

Reconciliation of Non-GAAP Financial Measures	Exhibit 1

	Three Months Ended December 31,		Nine Months Ended December 31,
	2015	2014	2015	2014
GAAP Results:
Net sales	$94,022,000	$83,992,000	$271,527,000	$217,807,000
Net income (loss)	7,748,000	2,927,000	8,266,000	8,351,000
Diluted income (loss) per share (EPS)	0.41	0.16	0.44	0.49
Gross margin	30.7%	29.1%	28.3%	27.9%
Non-GAAP Adjusted Results:
Non-GAAP adjusted net sales	$94,022,000	$85,047,000	$282,390,000	$229,849,000
Non-GAAP adjusted net income	9,942,000	8,048,000	30,086,000	22,939,000
Non-GAAP adjusted diluted earnings per share (EPS)	0.52	0.43	1.59	1.33
Non-GAAP adjusted gross margin	31.5%	29.7%	31.1%	31.7%
Non-GAAP adjusted EBITDA	19,596,000	16,975,000	59,992,000	49,387,000

Note: Results for the prior fiscal year three and nine months ended December 31, 2014 include recognition of net revenue related to cores of $12,625,000, which was previously deferred (which has a $3,892,000 gross profit and EBITDA impact).

Reconciliation of Non-GAAP Financial Measures	Exhibit 2

	Three Months Ended December 31,		Nine Months Ended December 31,
	2015	2014	2015	2014
Net sales, as reported	$94,022,000	$83,992,000	$271,527,000	$217,807,000
Adjustments:
Net sales
Return and stock adjustment accruals	-	1,055,000	-	1,615,000
Customer allowances associated with inventory purchases related to new product lines and additional business	-	-	10,863,000	10,427,000
Adjusted net sales	$94,022,000	$85,047,000	$282,390,000	$229,849,000

Note: Results for the prior fiscal year three and nine months ended December 31, 2014 include recognition of net revenue related to cores of $12,625,000, which was previously deferred.

Reconciliation of Non-GAAP Financial Measures	Exhibit 3

	Three Months Ended December 31,
	2015		2014
	$	Per Diluted Share	$	Per Diluted Share
GAAP net income (loss), as reported	$7,748,000	$0.41	$2,927,000	$0.16
Adjustments:
Net sales
Return and stock adjustment accruals	-		1,055,000	$0.06
Cost of goods sold
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	752,000	$0.04	302,000	$0.02
Cost of inventory purchases related to new product lines and additional business, and stock adjustment accrual	-		(518,000)	$(0.03)
Operating expenses
Discontinued subsidiaries legal related, severance and other costs	873,000	$0.05	3,140,000	$0.17
Payment received in connection with the settlement of litigation related to discontinued subsidiaries	(5,800,000)	$(0.30)	-
Bad debt expense resulting from the bankruptcy filing by a customer	4,451,000	$0.23	-
Share-based compensation expense	753,000	$0.04	599,000	$0.03
Mark-to-market losses (gains)	1,070,000	$0.06	2,862,000	$0.15
Tax effected at 39% tax rate (a)	95,000	$0.005	(2,319,000)	$(0.12)
Adjusted net income	$9,942,000	$0.52	$8,048,000	$0.43

(a)	Tax effect at 39% of the income before income tax expense (reflecting the adjustments)

Note: Results for the prior fiscal year three months ended December 31, 2014 include recognition of net revenue related to cores of $12,625,000, which was previously deferred (which has a $0.11 earnings per share impact).

Reconciliation of Non-GAAP Financial Measures	Exhibit 4

	Nine Months Ended December 31,
	2015		2014
	$	Per Diluted Share	$	Per Diluted Share
GAAP net income, as reported	$8,266,000	$0.44	$8,351,000	$0.49
Adjustments:
Net sales
Return and stock adjustment accruals	-		1,615,000	$0.09
Customer allowances associated with inventory purchases related to new product lines and additional business	10,863,000	$0.57	10,427,000	$0.61
Cost of goods sold
New product line start-up costs	-		189,000	0.01
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	1,078,000	$0.06	1,033,000	0.06
Cost of inventory purchases related to new product lines and additional business, and stock adjustment accrual	(809,000)	$(0.04)	(983,000)	(0.06)
Operating expenses
Discontinued subsidiaries legal related, severance, acquisition, financing and other costs	5,126,000	$0.27	5,053,000	0.29
Payment received in connection with the settlement of litigation related to discontinued subsidiaries	(5,800,000)	$(0.31)	-
Bad debt expense resulting from the bankruptcy filing by a customer	4,451,000	$0.23	-
Expense for the company’s litigation settlement, net of insurance recoveries, in the June 2013 bankruptcy cases relating to discontinued subsidiaries	9,250,000	$0.49	-
Share-based compensation expenses	1,786,000	$0.09	1,697,000	$0.10
Mark-to-market losses (gains)	3,181,000	$0.17	3,265,000	$0.19
Interest
Write-off of prior deferred loan fees	5,108,000	$0.27	-
Tax effected at 39% tax rate (a)	(12,414,000)	$(0.65)	(7,708,000)	$(0.45)
Adjusted net income	$30,086,000	$1.59	$22,939,000	$1.33

(a)	Tax effect at 39% of the income before income tax expense (reflecting the adjustments)

Note: Results for the prior fiscal year nine months ended December 31, 2014 include recognition of net revenue related to cores of $12,625,000, which was previously deferred (which has a $0.12 earnings per share impact).

Reconciliation of Non-GAAP Financial Measures	Exhibit 5

	Three Months Ended December 31,
	2015		2014
	$	Gross Margin	$	Gross Margin
GAAP gross profit, as reported	$28,899,000	30.7%	$24,428,000	29.1%
Adjustments:
Net sales
Return and stock adjustment accruals	-		1,055,000
Cost of goods sold
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	752,000		302,000
Cost of inventory purchases related to new product lines and additional business, and stock adjustment accrual	-		(518,000)
Total adjustments	752,000	0.8%	839,000	0.6%
Adjusted gross profit	$29,651,000	31.5%	$25,267,000	29.7%

Note: Results for the prior fiscal year three months ended December 31, 2014 include recognition of net revenue related to cores of $12,625,000, which was previously deferred (which has a $3,892,000 gross profit impact and 0.2% gross margin impact).

Reconciliation of Non-GAAP Financial Measures	Exhibit 6

	Nine Months Ended December 31,
	2015		2014
	$	Gross Margin	$	Gross Margin
GAAP gross profit, as reported	$76,710,000	28.25%	$60,664,000	27.85%
Adjustments:
Net sales
Return and stock adjustment accruals	-		1,615,000
Customer allowances associated with inventory purchases related to new product lines and additional business	10,863,000		10,427,000
Cost of goods sold
New product line start-up costs	-		189,000
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	1,078,000		1,033,000
Cost of inventory purchases related to new product lines and additional business, and stock adjustment accrual	(809,000)		(983,000)
Total adjustments	11,132,000	2.86%	12,281,000	3.88%
Adjusted gross profit	$87,842,000	31.11%	$72,945,000	31.74%

Note: Results for the prior fiscal year nine months ended December 31, 2014 include recognition of net revenue related to cores of $12,625,000, which was previously deferred (which has a $3,892,000 gross profit impact and (0.1%) gross margin impact).

Reconciliation of Non-GAAP Financial Measures	Exhibit 7

	Three Months Ended December 31,		Nine Months Ended December 31,
	2015	2014	2015	2014
GAAP net income (loss), as reported	$7,748,000	$2,927,000	$8,266,000	$8,351,000
Interest expense, net	2,516,000	3,165,000	13,566,000	9,917,000
Income tax expense (benefit)	6,451,000	2,826,000	6,821,000	6,958,000
Depreciation and amortization	782,000	617,000	2,213,000	1,865,000
EBITDA, as reported	$17,497,000	$9,535,000	$30,866,000	$27,091,000

Adjustments:
Net sales
Return and stock adjustment accruals	-	1,055,000	-	1,615,000
Customer allowances associated with inventory purchases related to new product lines and additional business	-	-	10,863,000	10,427,000
Cost of goods sold
New product line start-up costs	-	-	-	189,000
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	752,000	302,000	1,078,000	1,033,000
Cost of inventory purchases related to new product lines and additional business, and stock adjustment accrual	-	(518,000)	(809,000)	(983,000)
Operating expenses
Discontinued subsidiaries legal related, severance, acquisition, financing and other costs	873,000	3,140,000	5,126,000	5,053,000
Payment received in connection with the settlement of litigation related to discontinued subsidiaries	(5,800,000)	-	(5,800,000)	-
Bad debt expense resulting from the bankruptcy filing by a customer	4,451,000	-	4,451,000	-
Expense for the company’s litigation settlement, net of insurance recoveries, in the June 2013 bankruptcy cases relating to discontinued subsidiaries	-	-	9,250,000	-
Share-based compensation expense	753,000	599,000	1,786,000	1,697,000
Mark-to-market losses (gains)	1,070,000	2,862,000	3,181,000	3,265,000
Adjusted EBITDA	$19,596,000	$16,975,000	$59,992,000	$49,387,000

Note: Results for the prior fiscal year three and nine months ended December 31, 2014 include recognition of net revenue related to cores of $12,625,000, which was previously deferred (which has a $3,892,000 EBITDA impact).